Supplement, dated February 28, 2008,
                      to the Prospectus, dated May 1, 2007,
                                       for
                     Seligman Portfolios, Inc. (the "Fund")
                On behalf of its Seligman Common Stock Portfolio


Capitalized terms without definitions have the same meaning as in the Fund's Prospectus. These changes are effective March 3, 2008.

The following hereby supersedes and replaces the information under the section entitled "Portfolio Management" in respect of Seligman Common Stock Portfolio:

The Portfolio is managed by Seligman's Core/Growth Investment Team, of which John B. Cunningham is co-head. Mr. Cunningham, a Managing Director and Chief Investment Officer of Seligman, is Vice President of the Fund and Portfolio Manager of the Portfolio. He is also Vice President and Portfolio Manager of Common Stock Fund, Inc., Seligman Income and Growth Fund, Inc. and Tri-Continental Corporation (a closed-end investment company), and Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. Prior to joining Seligman in 2004, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team.

Erik J. Voss, a Managing Director of Seligman and co-head of Seligman's Core/Growth Team, is Vice President of the Fund and Co-Portfolio Manager of the Portfolio. In addition to his responsibilities in respect of the Portfolio, Mr. Voss is Portfolio Manager of Seligman Capital Portfolio, Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc., Co-Portfolio Manager of Seligman Common Stock Fund, Inc., Seligman Income and Growth Fund, Inc. and Tri-Continental Corporation, and portfolio manager of one other registered investment company. Prior to joining Seligman, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated from January 2005 through March 2006, and prior thereto, Strong Capital Management, Inc. from October 2000 through January 2005.

Mr. Cunningham is the lead Portfolio Manager of the Portfolio and primarily responsible for the composition of its portfolio of investments. Mr. Voss provides advice, analysis and recommendations to Mr. Cunningham and may also make investment decisions for the Portfolio.

The Fund's Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Managers"), other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the securities of the Portfolio.

                      Supplement, dated February 28, 2008,
       to the Statement of Additional Information, dated May 1, 2007, for
                     Seligman Portfolios, Inc. (the "Fund")
                On behalf of its Seligman Common Stock Portfolio


Capitalized terms without definitions have the same meaning as in the Fund's Statement of Additional Information. These changes are effective March 3, 2008.

The following is hereby added to the table under the section entitled "Portfolio Managers -- Other Accounts Managed by Portfolio Managers, and Compensation -- Seligman Common Stock Portfolio" (table headings have been restated for your convenience):

----------------------------------------------------------------------------------------------------------
                               Other Registered             Other Pooled
   Portfolio Manager         Investment Companies       Investment Vehicles          Other Accounts
----------------------------------------------------------------------------------------------------------
 Erik J. Voss                7 Other Registered        0 Other Pooled              20 Other Accounts with
                             Investment Companies      Investment Vehicles a       approximately $245.8
                             with approximately $3.7   of December 31, 2007.       million in total assets
                             billion in net assets                                 under management as of
                             under management as of                                December 31, 2007.
                             December 31, 2007.
----------------------------------------------------------------------------------------------------------

Table B is not applicable; Mr. Voss does not manage any accounts that have an advisory fee based on the performance of the account.

Compensation: For the year ended December 31, 2007, as compensation for his responsibilities, Mr. Voss received (i) a fixed base salary; (ii) a fixed minimum bonus; and (iii) a bonus based on the investment performance of two other Seligman investment companies for which Mr. Voss serves as Portfolio Manager (the "Voss Funds") as compared to the funds constituting the Lipper averages that include the Voss Funds.